HERITAGE BANCSHARES, INC. AND SUBSIDIARY

                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      The undersigned hereby certifies that Heritage Bancshares, Inc.'s Form 10-QSB for the three months ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                    /s/ Jon D. Patterson
                                    --------------------------------------------
                                    Jon D. Patterson
                                    Executive Vice President and Chief Financial
                                    Officer
Date: November 14, 2003